Listing Report:Supplement No. 134 dated Dec 30, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 285386
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	18y 2m
Amount delinquent:	$0	Revolving credit balance:	$24,813	Occupation:	Construction
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	Busyman509	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off CC & devel. Prosper History
Purpose of loan: To pay off a credit card and to develop Prosper history.?

I am a good candidate because: 1st and foremost, because I pay my bills on time. I have owned my own business for 18 years. Actually, I own 2 businesses. The 1st is an S corp. with a retail store and a contracting business. The other is a LLC that owns income properties. All were purchased below value, rehabbed, and all of them have a positive cash flow. This diversification reduces the drastic ups and downs that the present economy can provide.
???? The bad: In 1999 I made a huge mistake a purchased an existing business. Though sales where increased 33% in 12 months, it was not enough to save the sinking? ship. In 2003 this business was closed. The income properties are being refinanced to finish paying off the debt from this venture.?Fortunately,the?properties will still provide a positive cash flow.?

If you have taken the time to read this post and don't bid, could you please email me and tell me why so I can learn something from it. Thank you for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419216
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	17.09%	Starting borrower rate/APR:	18.09% / 20.30%	Starting monthly payment:	$144.79

Auction yield range:	6.20% - 17.09%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1992	Debt/Income ratio:	6%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	return-innovator738	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PADI Scuba Diving Internship
Purpose of loan:
This loan will be used to??help pay for a?6 month scuba divemaster/instuctor internship. I have about 60% of the course fees saved.

My financial situation:
I am a good candidate for this loan because? I am a full time employee and I have a strong desire to learn a new skill. If approved for the loan, I could then put the deposit down needed for the course and be placed in the program. I am planning on taking the course?between 11/09-04/10. This is the direction that I want to take my life and any assistance would be appreciated. I originally applied for a $10000.00 loan but since the hiatus on Prosper, I have managed to save $6000.00 so I just need a little more assistance. Thanks again.

Monthly net income: $2700-2900

Monthly expenses: $
??Housing: $ 600.00
??Insurance: $ 44.00
??Car expenses: $ 300
??Utilities: $ 50
??Phone, cable, internet: $ 50
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 35.00
??Other expenses: $
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439766
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$254.71

Auction yield range:	17.20% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1987	Debt/Income ratio:	52%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,420	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	carolinablues	Borrower's state:	NorthCarolina	Borrower's group:	Lend2's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,250.00	< mo. late:	0 ( 0% )	600-619 (Mar-2008) 560-579 (May-2007) 640-659 (Apr-2007)
Principal balance:	$1,110.15	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Help Me Pay Off Old Credit Debts
Purpose of loan:
This loan will be used to pay off high interest credit card debt. Although I continue to pay these debts each month, I'm only able to pay the minimum payment. At this rate I will never get them paid. I've cancelled all but one card and have not used any of the cards in over?two years. I plan to use all of the money received to pay all of the credit cards in full and only have one payment to make with lower interest.?

My financial situation:
I am a good candidate for this loan because I am a very responsible mother of two and fourth grade teacher. I have a son in college and one in high school. I also have a very lucrative career as a teacher in a local elementary school. I'm currently going to grad school to increase my income monthly. These debts I want to pay come from a past marriage that went south mainly because of the debt that kept getting elevated in my name. I have a student loan and a car payment. If I could get these credit cards paid, it would free me up to pay off my car earlier and relieve some financial stress. Please help if you can!

Monthly net income: $ 2800.00

Monthly expenses: $ 2500.00
??Housing: $ 700.00
??Insurance: $ 125.00
??Car expenses: $?75.00
??Utilities: $ 175.00
??Phone, cable, internet: $?150.00
??Food, entertainment: $ 225.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 600.00(Car and credit cards
??Other expenses: $ 300.00(student loan and college expenses)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440270
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$568.66

Auction yield range:	11.20% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2001	Debt/Income ratio:	33%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$11,079	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	benjamins-molecule	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off some of my revolving balances and debt?so I can make one payment each month.

My financial situation:
I am a good candidate for this loan because I have never ever been late on any payments and I have a excellent payment history but it would be easier to pay off my smaller balances and revolving debt with this loan so I can make 1 payment instead of many little payments.

Monthly net income: $ 6200.00

Monthly expenses: $
??Housing: $?1400.00
??Insurance: $125.00
??Car expenses: $ 865.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 220.00
??Food, entertainment: $?500.00
??Clothing, household expenses $?300.00
??Credit cards and other loans: $?800.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440280
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1982	Debt/Income ratio:	18%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	5 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	28	Length of status:	38y 4m
Amount delinquent:	$9,248	Revolving credit balance:	$35,592	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	gravitas1	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Settlement
Purpose of loan:
This loan will be used to? settle credit card debt resulting from wife's medical bills and?expenses.

My financial situation:
I am a good candidate for this loan because? I have very steady employment and?will have funds from extracurricular pay to completely pay off any remaining loan balance by 6/15/10.? This is my first Prosper loan attempt and I am hoping to earn the communities trust with?my prompt pay-off.? My credit card debt is?due?to the medical expenses I placed on them when?my insurance company would not cover the bills due to the experimental nature of my wife's?treatment.? Thank you for your consideration.

Monthly net income: $ 2930.00

Monthly expenses: $ 2642.00
??Housing: $ 996.00
??Insurance: $ 191.00
??Car expenses: $ No Car Payment
??Utilities: $ 120.00
??Phone, cable, internet: $ 110.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 875.00
??Other expenses: $ None
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440288
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.50%	Starting borrower rate/APR:	10.50% / 12.61%	Starting monthly payment:	$130.01

Auction yield range:	4.20% - 9.50%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1972	Debt/Income ratio:	32%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$53,890	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	PstrJohn	Borrower's state:	NorthCarolina	Borrower's group:	Kingdom Finances
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	60 ( 100% )	700-719 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	0 ( 0% )	700-719 (Sep-2009) 700-719 (Nov-2007) 700-719 (Aug-2006)
Principal balance:	$1,004.12	1+ mo. late:	0 ( 0% )
Total payments billed:	60
Description
Pay off high interest loan
Purpose of loan:
Clear up a business related loan

My financial situation:
My wife and I have a Prosper Loan and we are very responsible bowwers

Monthly net income: $ 7000
Monthly expenses: $ 4200
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440292
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.05%	Starting borrower rate/APR:	14.05% / 16.21%	Starting monthly payment:	$102.61

Auction yield range:	6.20% - 13.05%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1999	Debt/Income ratio:	20%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	6y 10m
Amount delinquent:	$28	Revolving credit balance:	$16,997	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jaxfl322	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off CCs Before Baby Arrives
Purpose of loan:?To?pay off some high interest credit card balances.? I am currently paying payments across 5 cards and it is seeming impossible to get them paid down, and we need to get them paid down before our baby arrives (our 1st)

My financial situation: My wife and I have a combined income of $60,000.? We are currently paying around $600 per month paying on our credit cards.? Those are the same cards I will be paying off with the loan.? We have 2 car payments one is $300 and one is $150 per month.? Our mortgage including taxes and insurance is right at 1000.00 per month.? I include that only to show that we don't really have a problem with cash flow, it is just with the balances being spread out over multiple cards (some at high interest rates)? it makes it hard to make a dent.? Also please note.....Prosper? shows a delinquent account for $26.00.? This was a remainder of an XRay bill that my insurrance did not cover and I wasn't even aware I owed.? I am in talks with the Medical Center in having it removed from my credit report.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440294
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$182.02

Auction yield range:	17.20% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1994	Debt/Income ratio:	13%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	9 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	28	Length of status:	1y 1m
Amount delinquent:	$2,954	Revolving credit balance:	$391	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	credit-triumph9	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay a bill
Purpose of loan:
This loan will be used to pay off a debt?

My financial situation:
I am a good candidate for this loan because I know the importance of paying your bills on time everytime and I continue to proof myself worthy of a loan?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440312
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,250.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$309.45

Auction yield range:	11.20% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1992	Debt/Income ratio:	310%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	13y 3m
Amount delinquent:	$0	Revolving credit balance:	$42,033	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	zippy-diversification	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Credit cards
Purpose of loan:
This loan will be used to pay off 3 credit cards .?
My financial situation:
I am a good candidate for this loan because I have been in the same position for 14 years.? I am part of a family business that has been in business for over 34 years.??Business has been a little slow for the past two years, but is beginning to pick up.

Monthly net income: $ 4693.00

Monthly expenses: $
??Housing: $ 1788.00
??Insurance: $ 141.00
??Car expenses: $ paid by company
??Utilities: $ 300
??Phone, cable, internet: $ 230
??Food, entertainment: $ 250
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 1800?(PRECISELY WHY I NEED TO PAY SOME OFF)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440318
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.95%	Starting borrower rate/APR:	23.95% / 26.24%	Starting monthly payment:	$588.10

Auction yield range:	8.20% - 22.95%	Estimated loss impact:	7.54%
Lender servicing fee:	1.00%	Estimated return:	15.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1999	Debt/Income ratio:	34%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	24 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	13y 3m
Amount delinquent:	$0	Revolving credit balance:	$10,079	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	proud-contract	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440320
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$108.57

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1978	Debt/Income ratio:	5%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	2 / 1	Employment status:	Retired
Now delinquent:	0	Total credit lines:	29	Length of status:	16y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	3
Screen name:	benevolent-transaction5	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
combining into one loan
Purpose of loan:
This loan will be used to? consolidate short term loans from helping my sister she was while ill and up to and after her death. Also to pay for my own medical needs that can not be posponed.
once consolidate I will be getting ready to complete foster care training which I have looked forward to for many years

my net income: $2400

Monthly expenses: $
??Housing: $ 829
??Insurance: $? 150
??Car expenses: $ 80
??Utilities: $ 180
??Phone, cable, internet: $ 140
??Food, entertainment: $ 150
??Clothing, household expenses $50
??Credit cards and other loans: $ 600??this will be gone when loans paid off.
??Other expenses: $ medical? 50

next summer I will be ready to start my foster care
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440324
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1999	Debt/Income ratio:	Not calculated
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,154	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	NicOCjoe	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,975.00	< mo. late:	0 ( 0% )	600-619 (Sep-2009) 600-619 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Revolving Accounts Pay-Off!
Purpose of loan:
For the Partial Pay-off of Revolving credit balance: $7,154 and non-use (as opposed to closure) of 4 credit card accounts ~ See Above Credit Profile.

My financial situation:
A great Candidate: No Late Payments, Paid off Previous Prosper Loan satisfactorily in less than 1 year.

Monthly net income: $ 4300 / month Gross. . . $3,500 net.

Monthly expenses: $?
??Housing:???????????$?1,000 / month
??Life Insurance:?? $?12.50 / month (billed $150 / year)
??Car expenses:?? $???0?- None Yet
??Utilities:???????????? $??25 / month
??Cell Phone:????????$? 35 / month?
??Food:?????????????????$ 300 / month
??Clothing, household expenses $ 100 / month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440326
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 11.09%	Starting monthly payment:	$95.40

Auction yield range:	4.20% - 8.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	5.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1999	Debt/Income ratio:	28%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$12,075	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	worth-upholder1	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Debt Consolidation
Purpose of loan:
This loan will be used to?
Consolidate some credit card debt I have.????
My financial situation:
I am a good candidate for this loan because?
I have adequate income through my full-time and part-time job.? I also have rental income as I rent out part of my home.? Additionally, I pay my bills on time and I've never had any delinquencies beyond 30 days.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440330
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1971	Debt/Income ratio:	29%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	54	Length of status:	20y 2m
Amount delinquent:	$2,132	Revolving credit balance:	$11,988	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$100,000+
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	gifnam	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 75% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	4 ( 25% )	640-659 (Jul-2008) 600-619 (May-2008)
Principal balance:	$1,862.66	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
A solid investment
Purpose of loan:
This loan will be used to help with medical bills

My financial situation:
I am a good candidate for this loan because as you see, I have a Prosper loan currently and have never defaulted on it and have paid it on time regularly.? I am a very honest person.? I have never defaulted on anything and believe it is my responsiblity to pay my bills, no matter what happens.?

Monthly net income: $9400

Monthly expenses: $
??Housing: $ 3300
??Insurance: $ 246
??Car expenses: $ 749
??Utilities: $500
??Phone, cable, internet: $ 300
??Food, entertainment: $ 700
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1539
??Other expenses: $1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440332
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.58%	Starting borrower rate/APR:	24.58% / 26.88%	Starting monthly payment:	$276.77

Auction yield range:	8.20% - 23.58%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	39	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$20,008	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	credit-ectasy5	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Chance for Success
Purpose of loan:
This loan will be used to?
Purchase a small marketing kit.? This is directly related to the travel industry.
My financial situation:
I am a good candidate for this loan because?
I conduct my professional life just like my personal life.? I work smart, not hard.? I have the integrity to repay this loan.? The reason is because, like so many other Americans, were "pushed" into situations like this one.? To adopt alternative ways to make an income.? I have tremendous faith in this endeavor, and I am looking forward to getting started.

Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440336
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.20% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-2003	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	currency-worker8	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion -
Good Day!

I am a 24 yr old entrepreneur who is in need of an EXTREMELY small business loan. This loan would be used in purchasing a Planet Smoothie franchise. I currently own and operate a successful Planet Smoothie location and have a great opportunity to expand my business in purchasing another location. I've been the owner/operator for the past 19 months. The new location I am looking to purchase has excellent potential and is suffering due to bad management. This location resides 6 miles from my current location in the same city. I have already been approved from both Planet Smoothie Franchise, as well as the new locations land lord/property manager. My credit isn't the best, regarding a student credit card I once had back in college. I hold a marketing degree and am very knowledgeable with my business. Corporate support for this franchise couldn't be better in assisting my crew and I to making both my current location and future location very successful in growth and profit. All financials are available as well as any other information. Please don't hesitate to contact me directly regarding any questions or concerns you might have. Thanks for your time!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440340
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.57%	Starting monthly payment:	$59.64

Auction yield range:	8.20% - 24.00%	Estimated loss impact:	7.07%
Lender servicing fee:	1.00%	Estimated return:	16.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1993	Debt/Income ratio:	9%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,721	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	55%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	transaction-keeper4	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
improvements
Purpose of loan:
improvements. ?

My financial situation:
I am a good candidate for this loan because I am able to pay the loan off within a short period of time.??Please consider my loan application favorably.

Monthly net income: $ 4836.78

Monthly expenses: $ 2154
??Housing: $ 1000
??Insurance: $ 124
??Car expenses: $ 500
??Utilities: $ 80
??Phone, cable, internet: $ 100
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 150
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440344
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.02%	Starting borrower rate/APR:	30.02% / 32.40%	Starting monthly payment:	$84.93

Auction yield range:	11.20% - 29.02%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1994	Debt/Income ratio:	10%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	12	Length of status:	2y 2m
Amount delinquent:	$497	Revolving credit balance:	$2,017	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	3
Screen name:	sdagent	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking To Consolidate My Debt
Purpose of loan:
This loan will be used to consolidate my current debt. I currently do not have a huge amount, But I'd like to get everything under one loan. Rather then paying four- five different companies every month. This will help me keep track of things, and simplify they payment process. Main reason why I would like to consolidate my debt is because I plan on getting hired by my local police department, this will help me with lowering my debt to income, and raising my credit score.

My financial situation:
I am a good candidate for this loan because I'am currently employed full time. I have been at the same company for two years, and three months. I work various over time shifts. I do receive direct deposit every two weeks.

Monthly net income: $
My Monthly net income is approximately 1800.00. This is on a 80hr biweekly check hour paycheck.? At times it will be a lot higher due a huge amount of overtime hours available.

Monthly expenses: $
??Housing: $ 350
??Insurance: $ 30
??Car expenses: $ 150
??Utilities: $ 0
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 200
??Other expenses: $ 450 (childcare)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440346
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$367.84

Auction yield range:	4.20% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1998	Debt/Income ratio:	39%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$37,103	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	VLAMAMA	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my high-interest cards
We will pay off and close our home depot credit card before our no-interest term expires in 3/2010. We would like to avoid paying 22% interest on the materials we needed for emergency home repairs. We would also pay off the visa used to pay for the labor for the same repairs. We are currently able to pay up to $390/month for this loan, but would prefer a lower monthly minimum. Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440350
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1991	Debt/Income ratio:	57%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	21 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	12y 1m
Amount delinquent:	$0	Revolving credit balance:	$23,413	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	mindful-dinero	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off my credit cards
Purpose of loan:
This loan will be used to?
pay off my high intrest credit cards cut them up and throw them out
My financial situation:
I am a good candidate for this loan because?
I pay bills on time. I have or will not be? late. I'm a wonderful person and a great mom. After 21 years of marriage my husband left me and left me with alot of debt
I just need help. It took a deep swallow for me too ask for help. Thanks
Monthly net income: $
2500.00appx.
Monthly expenses: $
??Housing: $ 1083.67
??Insurance: $
??Car expenses: $ 50.00
??Utilities: $ 250.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440356
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1999	Debt/Income ratio:	18%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	27y 2m
Amount delinquent:	$60	Revolving credit balance:	$29,870	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	capital-glider	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-659 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	640-659 (Sep-2008)
Principal balance:	$4,868.72	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Start Up Business
Purpose of loan:
This loan will be used to?
Fund the set up of the online web site and purchase of inventory
My financial situation:
I am a good candidate for this loan because?
I pay my bills monthly and have a very stable job
Monthly net income: $

Monthly expenses: $
??Housing: $ 391.00
??Insurance: $ 35.00
??Car expenses: $ 200.00
??Utilities: $ 250.00
??Phone, cable, internet: $ 184.00
??Food, entertainment: $ 350.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 545.00
??Other expenses: $ 360.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440362
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$439.87

Auction yield range:	17.20% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	10 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	economy-hero7	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Why an HR RATING!!???
Purpose of loan: (MY FICO IS OVER 750, WHY THE HR RATING???!!!!???!!!)
This loan will be used for working capital in my family business.? In 2006, I started a company and took a partner.? We sought to build and open a truckstop.? We were able to get the project financed by a fuel supplier.? We opened the store in late 2007.? My partner let me operate it on my own, up until around Feb. 2009.? Up until that point, I had made our company around $400,000.? He sent his wife in to work with me, and it went down hill fast.? The company became insolvent, and we were evicted from the site by our landlord (fuel supplier).? I made the fuel supplier around $68,000 in 2008 off of his 1.5 cent a gallon he charged me.? This is EXCEPTIONALLY well in this line of work.? He wants me to take the site back over, sign a lease purchase contract with me, and make us money again, however he cannot loan me any money to get back in because of fear of litigation against him from my ex partner.? So it is up to me, to obtain financing for working capital.? His company is www.amaroil.com, my homemade website for the store is www.myspace.com/made2go

My financial situation:
I am a good candidate for this loan because I have experience.? Yes it looks bad that the company did not make it, but when I was at the helm alone, we did exceptionally well.? I am at the helm alone again.? All three FICO's are well above 700+.? I have only had 1 over 30 late payment in my life, and it was 11 years ago, I was 20 years old.

I am 31 years old, have been married for 5 years, I have a 2 year old.? My wife works with me at the store.? We like to hunt and fish.? We are believers in Jesus Christ.? Neither of us has ever been arrested or have any criminal background.? We take well care of our family and employees, and will do the same with your money.

Thank You for you time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440372
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 7.84%	Starting monthly payment:	$108.87

Auction yield range:	3.20% - 6.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1969	Debt/Income ratio:	24%
Credit score:	820-839 (Dec-2009)	Current / open credit lines:	7 / 5	Employment status:	Retired
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,558	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	30%
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	fund-didgeridoo	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cameras
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440378
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$232.26

Auction yield range:	17.20% - 22.00%	Estimated loss impact:	19.25%
Lender servicing fee:	1.00%	Estimated return:	2.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2004	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	13 / 13	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,483	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	just-responsibility	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for school tuition
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440382
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	28.23%	Starting borrower rate/APR:	29.23% / 31.60%	Starting monthly payment:	$147.11

Auction yield range:	14.20% - 28.23%	Estimated loss impact:	15.99%
Lender servicing fee:	1.00%	Estimated return:	12.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-2004	Debt/Income ratio:	54%
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$7,328	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	JustinW6988	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	620-639 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	680-699 (Oct-2009) 600-619 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying for DePaul School of Music
I guess this is my final plea. I came to prosper about a month ago and requested a $25,000 loan, then I asked for $7,500, however both of them ended up not getting funded. All other options have failed me, so I have now come back one last time to see if I could get a $3,500 loan funded to continue going to school. I originally applied for a Sally Mae loan, but it is very difficult to get approved nowadays, especially without a cosigner. I came to prosper about a year and a half ago for a $3,000 loan to buy a new saxophone for music school. I paid that loan back in a fashionable manner and will do the same if this request gets funded. I am a good candidate for this loan because I am extremely responsible, especially when it comes to paying my bills. I have been trying my hardest to establish good credit for the past 5 years, but it takes time. This $3,500 will be used to pay for school. They are working with me and have agreed to do a payment plan, but If i cannot come up with the money within the next two weeks, I will not be able to attend the next semester. If you decide to contribute to my loan, thank you so much.

I would also like to say that my revolving credit balance is so high because I am a shared cardholder on a few of my mother's accounts. I just noticed that high number...

Monthly net income: $ 2,000

Monthly expenses: $
Housing: $ 400
Phone, cable, internet: $ 0
Food, entertainment: $ 500
Clothing, household expenses $50
Credit cards and other loans: $ 300
Other expenses: Music/Instrument upkeep $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440384
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,950.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$223.92

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1990	Debt/Income ratio:	21%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	11y 11m
Amount delinquent:	$0	Revolving credit balance:	$9,675	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	2
Screen name:	checkpix	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,850.00	< mo. late:	0 ( 0% )	640-659 (Aug-2009) 600-619 (Feb-2008)
Principal balance:	$1,408.41	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Banker Greed is Your Opportunity
Purpose of loan:
To pay off my high interest loans.?On these, most of what I repay each month goes to interest.

My financial situation:

My Emmy Award winning LA production company, Checkmate Pictures does documentaries, TV commercials, streaming video and websites. To?bridge the?delay between?what I have to pay out?for production and when I get paid by?my clients, I often need to borrow.

After bankers got us into the worse financial crisis since the Great Depression and had to be bailed out by taxpayers, they thanked us by?cutting credit lines for small businesses like mine.? Over the past six months, my business has?improved?as has my credit score. In the depths of the downturn?I had to carry a balance because my?clients started to stretch their?payments?my invoices to?60 days?and?more.?Now with new federal regulations beginning in February, fat cat bankers are trying raise my interest on my?outstanding balances to loan shark levels. I pay my bills on time every month and have for the last five years, not missing a single payment even?in the depths of the recession. But while the banks borrow money at historic lows, to little guys like me they?ve boosted interest to near record levels. Most of my monthly loan repayment outlay now goes to interest. Refinancing with Prosper will let me get ahead faster as I pay off more principal. My payment won?t go up, so I can comfortably handle it as I do now. Best of all, while I will stop getting squeezed by the banks? vice, I?ll give investors like you a fair return. My best recommendation is my?first Prosper loan, which has paid a 22% return to investors for the past 21 months. Where else today from somebody with a track record, can you earn that kind of return? For more about my 12 year old production company go to www.CheckmatePictures.com .
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440388
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	2	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$184	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	active-bid3	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Sponsor an Event!
Purpose of loan:
This loan will be used to fund Event Production endeavors. By providing this loan, you are sponsoring events that promote positive social entertainment and support of community charities.

My financial situation:
I am a wonderful candidate for this loan because I have a good credit standing and pay all of my monthly loans promptly.

Monthly net income: Average $300 after expenses are paid

Monthly expenses: $ 1175
??Housing: $ 700
? Total Utilities: $ 400
? Credit cards and other loans: $ 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440390
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.20% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1978	Debt/Income ratio:	33%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	39	Length of status:	2y 7m
Amount delinquent:	$4,149	Revolving credit balance:	$87,321	Occupation:	Executive
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	top-consummate-nickel	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting in a New Kitchen
Purpose of loan:
This loan will be used to install a new kitchen to improve overall value of the house. ?

My financial situation:
I am a great?candidate for this loan because of my character, morals, and?present cash flow situation. The value of my house is $275K with $100k owing.? I have no car debt, I have just paid off/settled credit card debt which in the short run has dented my credit but now allows?adequate monthly capital to satisfy loan requirements.? I have been a Credit Executive for exactly 25 years.?I have never had a speeding ticket, never had any violations at all for that matter.
Monthly net income: $6,380

Monthly expenses: $ 3025
??Housing: $ 1600
??Insurance: $ 100
??Car expenses: $?25
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440394
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$207.90

Auction yield range:	11.20% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1999	Debt/Income ratio:	32%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$447	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	26%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	raider1	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	640-659 (Jun-2008) 640-659 (May-2008) 640-659 (Apr-2008) 620-639 (Mar-2008)
Principal balance:	$2,417.22	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
home improvement
Purpose of loan:
(explain what you will be using this loan for)
home improvement
My financial situation:
(explain why you are a good candidate for paying back this loan)
PAY BILLS ON TIME.???Have one loan with prosper and pay before the due date.?
Monthly net income: $ 1681.76

Monthly expenses: $
??Housing: $ 590.00?RENT
??Insurance: $ 328.00 PER 6 MONTHS AUTO
??Car expenses: $ 25.00 GAS PER MONTH
??Utilities: $ 25.00 TO 30.00?AVERAGE PER MONTH ELECTRIC ONLY
??Phone, cable, internet: $ 151.16
??Food, entertainment: $ 150.00 PER MONTH
??Clothing, household expenses $
??Credit cards and other loans: $?110.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440400
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.95%	Starting borrower rate/APR:	23.95% / 26.24%	Starting monthly payment:	$784.13

Auction yield range:	8.20% - 22.95%	Estimated loss impact:	7.54%
Lender servicing fee:	1.00%	Estimated return:	15.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1980	Debt/Income ratio:	33%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	17y 11m
Amount delinquent:	$0	Revolving credit balance:	$19,255	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	46%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	relentless-basis3	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off My Credit Cards
Purpose of loan:
This loan will be used to? pay off Discover which is currently charging a rate of 25%.? The charges to my personal American Express are business related and are being paid through my company.? ???? ????

My financial situation:
I am a good candidate for this loan because?I am on time for my obligations.? I have had some rough times but have always tried to keep all bills current.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440404
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$565.45

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-2005	Debt/Income ratio:	30%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,413	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	WhiteRoses	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,800.00	< mo. late:	0 ( 0% )	520-539 (Jun-2008)
Principal balance:	$1,655.95	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Paying off my Credit Cards
Purpose of loan:
This loan will be used to?pay off my credit cards, a previous prosper loan and a start up business loan. Getting this loan will not only improve my credit score but help me manage my finances?as well as consolidate?all of my bills into one monthly payment.?I will also be saving approximately $45 a month.

My financial situation:
I am a good candidate for this loan because I have never been late on any credit card or loan payments. I have been working for my employer for four years and three months as well as the fact that I have an e-commerce site which generates between $300 and $500 a month including sales and advertising revenue.

Monthly net income: $ 3039

Monthly expenses: $?1592
??Housing: $ 300
??Insurance: $ 158
??Transportation: $ 89
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 610
??Business expenses: $ 40
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440412
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$215.67

Auction yield range:	11.20% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	41	Length of status:	20y 11m
Amount delinquent:	$724	Revolving credit balance:	$342,890	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	apple-a-day	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Successful Doctor Trying Prosper
I am a doctor in Florida and?just heard about?Prosper recently through my accountant.

I have been a doctor for over 20 years and have?built a successful family medical practice.? I own commercial real estate valued at over $1,500,000 and have a restaurant which I have owned for over 10 years.

I have a good relationship with my bank, Suntrust Bank, but I hear that Prosper is a new and innovative way to access capital - without all the paperwork?that banks require - so I'm giving it a try.

I will start off with a small loan then, after this is paid off, try back for another.

Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440416
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1969	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Retired
Now delinquent:	0	Total credit lines:	15	Length of status:	16y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,992	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	2
Screen name:	best-payout-aurora	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
cover expenses
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $ 280
??Car expenses: $
??Utilities: $?325
??Phone, cable, internet: $ 125
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 420
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440418
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$437.43

Auction yield range:	11.20% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-2000	Debt/Income ratio:	23%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$7,307	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	elegant-hope5	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF MEDICAL/CREDIT CARD DEBT
This loan will be used to repay credit card debt/medical bills due to medical expenses incurred by my wife's surgery and treatment. My financial situation is pretty good but would like to consolidate all these medical bills and credit card expenses into one monthly payment since I have no intention of paying them all off with a credit card. I am a good candidate for this loan because I have a stable position with a state agency, and have been recently promoted to a new position with a much higher pay (due to job performance within my division). I am focused to pay all this credit card debt/medical bills and provide a better future for my wife and I. We are a young, dynamic couple and both have full-time jobs in stable markets of the economy. No children or any other dependents in our household. Here is the breakdown of my income and monthly expenses:

Salary: 58K a year
Monthly net income: $ 3,700

Monthly expenses:
Housing: $500
Car insurance: $42
Utilities: $100
Phone, cable, internet: $117
Food & other household expenses: $400
Combined credit cards payments: $500
Student loan: $72
Other expenses: $100
TOTAL MONTHLY EXPENSES: $1831
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440422
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	26	Length of status:	5y 1m
Amount delinquent:	$320	Revolving credit balance:	$40,435	Occupation:	Homemaker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	ingenious-wealth4	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Mom needs to pay off credit cards
Purpose of loan:
This loan will be used to?pay off credit cards that I have used to help our family make ends meet.?

My financial situation:
I am a good candidate for this loan because?I am an honest individual.? I stay at home to raise 2 children.? I also am a child caregiver.? I watch 2 other children full time and get paid in cash to help meet expenses.? I have always had a good credit history until recently when it has become harder to make ends meet.? I also buy and sell furniture part time and am a consultant for 2 companies to sell their products.? In a couple of more years, when my children are in school full time, I will work outside the home part time and take online classes to earn a degree.? In other words, I will do whatever it takes to pay back my loan and get my credit score back to where it used to be.

My husband pays most of our monthly bills so my only financial obligation is to pay off these credit cards.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440464
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1998	Debt/Income ratio:	11%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$87,277	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	top-return-piano	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440482
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$797.32

Auction yield range:	8.20% - 8.20%	Estimated loss impact:	8.66%
Lender servicing fee:	1.00%	Estimated return:	-0.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1999	Debt/Income ratio:	64%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$43,160	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	gold-broker	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF CREDIT CARDS
Purpose of loan:
This loan will be used to TO PAY OFF SOME OF MY CREDIT CARDS ?

My financial situation:
I am a good candidate for this loan because?AS YOU CAN SEE MY CREDIT REPORT I HAVE MANAGE TO PAY MY CARD SO FAR BY RECIRCLING MY BALANCE TRANSFER OFFER BUT AS OF NOW THE OFFERS RATE ARE TOO HIGH NOW.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438113
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.20% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1994	Debt/Income ratio:	21%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	20	Length of status:	5y 1m
Amount delinquent:	$553	Revolving credit balance:	$3,744	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	Red-Mill-Mtn	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Red Mill Mountain
Purpose of loan:
This loan will be used to? pay for the legal and transfer cost in acquiring an establish profitable business. Allowing me to secure a equal share in a owner financed business acquisition.

My financial situation:
I am a good candidate for this loan because?I have a stable position with the Department of Defense. I work second shift. The business opportunity will not interfere with my current position. My current occupation requires the same skills, knowledge and vital experience required to operate, maintain and grow the business. Additionally, I have a full time seasoned business owner-partner who will work, co-manage business. I also have amble time in day to manage and participate in the day to day operations. Business has increase sales by 150% from 2008 to 2009. Gross profit is 35% of sales. Business serves transportation materials to a niche market of internationally exclusive producers of high demand building materials. Business Gross income 2009: $300,000.00

Monthly net income: $3100.00

Monthly expenses: $1700.00
Housing: $0.00
Insurance: $50.00
Car expenses: $300.00
Utilities: $200.00
Phone, cable, internet: $150.00
Food, entertainment: $400.00
Clothing, household expenses $100.00
Credit cards and other loans: $300.00
Other expenses: $200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439865
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$108.76

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-2002	Debt/Income ratio:	32%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$283	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	adaptable-deal1	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Down payment for bank owned house
Purpose of loan:
This loan will be used to buy a bank owned property. This house is assessed at $200,000 and I would be getting it for $120,000. As I have recently graduated form college, I will be making more money in the years to come. I have just received my first job offer as a marketing consultant with a promotions company in town. This will be my first home and I am excited to begin my journey as a homeowner.

My financial situation:
I have good credit of around 720. I take pride in paying back my debts as quickly as possible in order to keep good relations with those who trust me enough to lend to me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439965
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.05%	Starting borrower rate/APR:	14.05% / 16.21%	Starting monthly payment:	$171.01

Auction yield range:	6.20% - 13.05%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1990	Debt/Income ratio:	5%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,873	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	32%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	22	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	treasure-viola	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bill Consolidation
Purpose of loan:
This loan will be used to? consolidate debt.

My financial situation:
I am a good candidate for this loan because? I have a good, steady job with good income and low debt.? My credit rating took a hit 4 years ago when my work hours were reduced for 9 months?and I was then laid off.? Since beginning my current employment, I have paid all of my bills on time and made more than minimum payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439995
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$215.01

Auction yield range:	17.20% - 30.00%	Estimated loss impact:	19.76%
Lender servicing fee:	1.00%	Estimated return:	10.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1994	Debt/Income ratio:	36%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$30,248	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	hope-labyrinth2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay bff credit cards
Purpose of loan:
This loan will be used to?
pay off credit card bill and a loan
My financial situation:
I am a good candidate for this loan because? I pay my bills on time.

Monthly net income: $
3028.00
Monthly expenses: $
??Housing: $ 1140.00
??Insurance: $ 285.00
??Car expenses: $ 300.00
??Utilities: $ 110.00
??Phone, cable, internet: $ 125.00
??Food, entertainment: $?300.00
??Clothing, household expenses $
??Credit cards and other loans: $ 36000.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440123
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,650.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$115.05

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$36,954	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	frugal12	Borrower's state:	Arizona	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	760-779 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	760-779 (Nov-2009) 740-759 (Oct-2009) 760-779 (Jul-2009) 760-779 (Oct-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
Prosper Lender
Happy New Year!

Principal value of 92 active notes: $8,380.17
Average?Prosper income last five months = $619.52
My portfolio states that if everyone paid, I would get 31% :)
Yes! I am NOT receiving even near 31% and?knew that up front

Goal accomplished:? Became the bank to 178 people.
Good note:? 1st payoff was an "F" credit score
As J. Paul Getty once said:
"I would rather have 1% of 100 peoples efforts than just 100% of my own"

FYI:?Structure of personal debt:
Owed??????? Rate??????? Min Pay??????? Total Available????????
$24,088??????? 2.99%??????? 481????????????????? $32,000
? $1,995? ? ? ? 1.90%???????? 33??????????????????? $3,000
??$3,876? ? ? ? 17.9%???????? 93??????????????????? $4,500 (this was 9.9%?until October)??????
? $3,610? ? ? ? 9.76%? ? ? ? 318?????????????????? na
zero ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ?? $7,500
zero ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ?? $5,500
$33,569
PAID OFF the rest recently ...

Your funds?will be returned with?interest better than bank!
AUTO PAY 4 SURE!!!??? 91-99% of my bills are auto pay

FYI paid my January mortgage in November.
Paid a bunch of debt recently.
Thank you to all whom understand.
Computer auto picked this reasonable rate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440273
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$157.61

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2002	Debt/Income ratio:	44%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	19 / 16	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$16,879	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	IMPULSE82	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying to enter residency
Purpose of loan:
This loan will be used to pay for the expenses to enter a residency in hospital.

My financial situation:
I am a good candidate for this loan because I have a bright future in medicine, i just have tosurvive the expenses few months.undefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440279
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,999.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.66

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-2004	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,651	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	elevated-greenback	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Laid off
Purpose of loan:
This loan will be used to? Keep me up on my expenses during school until I can find another job

My financial situation:
I am a good candidate for this loan because... I will live up to my end of the deal.

Monthly net income: $ 3000 (when I'm employed)

Monthly expenses: $
??Housing: $ 950
??Insurance: $ 120
??Car expenses: $
??Utilities: $ 50
??Phone, cable, internet: $?140
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440283
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$119.28

Auction yield range:	17.20% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1996	Debt/Income ratio:	36%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,261	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	23	Homeownership:	Yes
Inquiries last 6m:	11
Screen name:	prudent-money0	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Kitchan Cabinets and Floor
Purpose of loan:
This loan will be used to be finish remodeling project.

My financial situation:
I am a good candidate for this loan because my current house is on the market and I am moving to a home with only a small home equity loan that will be paid off very quicky. I need to finish the kitchen before I can move and this small cash loan will help finish my project.

Monthly net income: $ 3000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440293
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,200.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$286.27

Auction yield range:	14.20% - 24.00%	Estimated loss impact:	15.08%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1978	Debt/Income ratio:	8%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	13y 2m
Amount delinquent:	$10	Revolving credit balance:	$70,138	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	zorba44	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	660-679 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	0 ( 0% )	680-699 (Apr-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Kitchen upgrade
Purpose of loan:
This loan will be used to? Kitchen upgrade????

My financial situation:
I am a good candidate for this loan because? I previously had a loan that was paid off and I always pay my bills

Monthly net income: $ 8250

Monthly expenses: $ 4150
??Housing: $ 1020
??Insurance: $ 400
??Car expenses: $ 0
??Utilities: $ 120
??Phone, cable, internet: $ 110
??Food, entertainment: $ 500
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 1500
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440295
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2005	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	6 / 5	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$8,336	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	steady-community	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying College Related Expenses
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440297
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	24.42%	Starting borrower rate/APR:	25.42% / 27.73%	Starting monthly payment:	$119.95

Auction yield range:	8.20% - 24.42%	Estimated loss impact:	8.58%
Lender servicing fee:	1.00%	Estimated return:	15.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1986	Debt/Income ratio:	34%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	12y 9m
Amount delinquent:	$151	Revolving credit balance:	$11,799	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	nimble-generosity	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
car repairs,paying off bills
Purpose of loan:
This loan will be used to? pay for car repairs, heating oil for the rest of winter and paying a couple of bills off

My financial situation:
I am a good candidate for this loan because? i always pay back my debt

Monthly net income: 1668

Monthly expenses: $ 1420
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440301
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$378.81

Auction yield range:	3.20% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-839 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	14y 11m
Amount delinquent:	$0	Revolving credit balance:	$12,268	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	resolute-platinum	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt reduction project
Purpose of loan:
This loan will be used to consolidate personal debt, and enable me to focus energies towards further developing my existing business.

My financial situation:
Having demonstrated excellent fiscal responsibility over the past few decades.? As the founder of an information services & consulting business that's been around for about 14 years, I am an excellent loan candidate; great credit score, never late on payments, zero bankruptcies, excellent references, and consistently happy customers. My business supplies IT support & management for small & medium sized businesses throughout the region, the business also enables Virtual Private Server (VPS) as well as both business & customer-owned equipment hosting within a large locally-based datacenter.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440303
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$723.78

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-2003	Debt/Income ratio:	52%
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,789	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	doctorgrab	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	620-639 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	620-639 (Aug-2009) 660-679 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
finish repairing new home
This is the second time I'm posting this, My credit is actually on the rebound and has improved back into the 660-670 range since prosper pulled my score, I do own my home unlike what it says in the prosper version of my credit profile,I have sent prosper the paperwork to update my home ownership status. I have been approved by several banks for loans to do my project and I will keep re-listing this loan until the spring where I will take the loan from the bank to keep my plans on track. the following is my request all info is still accurate. Thank You
Purpose of loan:
this loan will be used along with $10000.00 of my own funds to replace the roof, windows, asbestos siding, and repoint the masonry. I purchased this house back in September at a greatly reduced price. I have already spent several months working on the interior, leaving the outside to be done in the spring. once the outside of the house is complete i stand to gain a substantial amount in equity. I am currently living in the house and plan to live in it for at least the next three years if not longer.
My financial situation:
I have worked for the same mom and pop for 13 years, I am currently the General Manager and have job security and a steady paycheck. I will also be taking over the 40 year old business when the current owner retires in a few years. I will easily be able to pay back this loan, see my financial breakdown below. I am also a prosper investor with $2000 invested with an average 28% return this will be my second loan, first loan was paid in full with no late payments. With any equity i can get from this property I plan to use it to rehabilitate and rent additional properties
Monthly net income: $
$2150 after taxes
Monthly expenses: $
??Housing: $ 381.00-this includes taxes and insurance also my fiance pays the other half, total Mortgage payment $762.
??Insurance: $ 38-car
??Car expenses: $ 100
??Utilities: $ 120
??Phone, cable, internet: $ 45
??Food, entertainment: $ 150
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 100
??Other expenses: $
Total $ Out:$1084
This Leaves Me $1066 monthly for savings and paying back this loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440307
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1999	Debt/Income ratio:	29%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	11y 11m
Amount delinquent:	$0	Revolving credit balance:	$10,727	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	11
Screen name:	consummate-yield	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit cards
Purpose of loan:
This loan will be used to?
pay off my credit cards.
My financial situation:
I am a good candidate for this loan because?
i pay all my bills on time.????
Monthly net income: $
$4000.
Monthly expenses: $
??Housing: $ 1200????????????
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 150
??Food, entertainment: $?500
??Clothing, household expenses $ 150
??Credit cards and other loans: $
750??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440313
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-2004	Debt/Income ratio:	28%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	9 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,547	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	interest-competitor9	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating my debt
Purpose of loan:
This loan will be used to pay off my credit cards and debt. I will use this loan to pay off a pay day loan in the amount of $230, $2,500 to CareCredit credit card (this card has a promotional balance on it and it adds an additional 700 dollars if it is not paid off by January 17th), $710 to credit plus loan, and?$50 to my window motor for my passenger side window in my car needs to be replaced (the window will not even stay up and it stays freezing in my?car)?. I am only able to pay the minimum amount due on these, and if I had one bill one time a month then it would be a lot easier for me and give me more money from each pay check to pay more on this loan and pay off other debt as well. It is so spread out right now?that I have bills due every couple of days which makes it very hard to pay anything extra. Doing this loan will save me almost a hundred extra dollars than what I currently pay.

My financial situation:
I am a good candidate for this loan because I work very hard, and pay all of my bills on time, just too many and would be a lot easier for myself to manage them if it was just one payment each month. I also attend school at DeVry University and am having to pay them $1,500 dollars every term which makes it hard for me to make all of those payments and still afford to live. I just would like to get organized and get out of debt by making one payment a month to cover all of these costs. I plan to pay more on this loan every month, and also get out of debt at the same time. My credit is in good standing, but my DTI is too high so financial institutions will not lend to me.

Monthly net income: $2,000

Monthly expenses: $
??Housing (own): $630.00
??Insurance: $85.00
??Car expenses: $200
??Utilities: $150.00
??Phone, cable, internet: $75.00 only have a cell phone?
??Food, entertainment: $200.00 (no entertainment that is just for food)
??Clothing, household expenses $0 (this comes out of my food?money)
??Credit cards and other loans: $460.00
??Other expenses: $200.00 (this is for gas for the month)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440315
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$399.83

Auction yield range:	4.20% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1999	Debt/Income ratio:	27%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,341	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	pound-high-five	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my car loan and pay off some of my school loans.

My financial situation:
I am a good candidate for this loan because I have an excellent credit score and I am married with dual incomes.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440317
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,880.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$216.87

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1986	Debt/Income ratio:	15%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$57,419	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	charming-benjamins	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card consolidation
Purpose of loan:
This loan will used to consolidate credit cards. We especially want to liquidate an account where I used one of those checks the credit card companies mail promising zero percent for 6-12 months. I used the check to buy my car thinking that I could easily refinance since I bought the car under-market; however, I quickly discovered that the car was over five years old and did not qualify.

My financial situation:
I am a good candidate since I have stable employment with a state government agency. I consistantly pay all my bills on time and have a good credit score. I take my obligations extremely seriously.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440321
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$94.56

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1998	Debt/Income ratio:	22%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$32,484	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	basis-sushi	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off variable rate loans
Purpose of loan:
This loan will be used to pay off / consolidate variable rate loans.? Although I have a perfect payment history, I have a high debt to income ratio and am unable to get a traditional fixed rate loan with a bank.?

My financial situation:
I am a good candidate for this loan because I have multiple streams of income, a solid work history, own my home, and have never once missed a payment or paid late on any contract for a car, student loan, mortgage, credit card, or any other bill.? I simply need a fixed rate loan to pay off my variable rate loans.? I take my obligations very seriously and I am only taking this loan because it makes sound financial sense.

I have a master's degree, a full time government job, and a part time job.? In any other economic climate, I would be able to easily get a traditional bank loan.? However, I cannot do so at this time.? I appreciate your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440335
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$520.21

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1993	Debt/Income ratio:	21%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	21y 10m
Amount delinquent:	$0	Revolving credit balance:	$45,414	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	profit-melody	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Military Officer
Purpose of loan:
This loan will be used to pay off credit cards with higher interest rates.

My financial situation:
I am a good phenomenally excellent candidate for this loan because, I?have a combined family income of $220,000 $119,000 (self)? and $113,000 (spouse) and over $200,000 in investment accounts.? Both my spouse and I are active duty military officers.? We split the bills in half by contributing $2400 to our joint account.?

Monthly net income: $ $9954. will provide pay stub

Monthly expenses: $
??Housing: $ 2500?with escrow and the wife and I split the bills
??Insurance: $ 225
??Car expenses: $?350
??Utilities: $ 275
??Phone, cable, internet: $ 250
??Food, entertainment: $ 275
??Clothing, household expenses $?100.00
??Credit cards and other loans: $ 650.00
??Other expenses: $ Investments $16,500 a year for 401K and $177 for whole life insurance
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440337
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,750.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$124.40

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1996	Debt/Income ratio:	30%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	37	Length of status:	3y 4m
Amount delinquent:	$269	Revolving credit balance:	$6,513	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Ak06max	Borrower's state:	Illinois	Borrower's group:	Brighter Financial Future
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	600-619 (Latest)
Principal borrowed:	$5,200.00	< mo. late:	0 ( 0% )	620-639 (Aug-2009) 580-599 (Mar-2008) 560-579 (Aug-2007)
Principal balance:	$1,503.87	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Debt Elimination for good
Purpose of loan:
Eliminate all Credit Card debt to acheive my goals ?

My financial situation:
I am a good candidate for this loan because I m a current Prosper loan holder never been late on payments in fact a couple months ahead. The only negative marks on my credit history is due to a previous engagement that went south. Debt went up due to wedding planning and a apartment discrepancy that is currently being investigated and disputed.My credit card payments have always been on time but minimums dont bring down the balances . This will be a great move forward for me due to the way Prosper works its automatically deducted from my checking worry free and headache free? The loan will repay as follows 1500 Merrick Bank Credit Card.,768 Target Card, and 525 Capital one. My credit is important to me this will help me fix the mistakes I once made for good and on the road to financial freedom. My next steps are purchasing a home without outstanding credit card balances it will save me money from financing charges almost 6-8% from what my real estate agent told me.? ? ? ? ? ? ? ?

Monthly net income: $ 3600

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 100
??Car expenses: $ 720
??Utilities: $ 0
??Phone, cable, internet: $ 110
??Food, entertainment: $ 80
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 375
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440343
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.77%	Starting borrower rate/APR:	31.77% / 35.84%	Starting monthly payment:	$43.43

Auction yield range:	14.20% - 30.77%	Estimated loss impact:	15.41%
Lender servicing fee:	1.00%	Estimated return:	15.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2007	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	2 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$11	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	ore-piledriver	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion
Purpose of loan:
This loan will be used to?expand business activities.

My financial situation:
I am a good candidate for this loan because?my credit is important to me and I can and will make these payments.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 50
??Phone, cable, internet: $ 80
??Food, entertainment: $ 50
??Clothing, household expenses $ 0
??Credit cards and other loans: $?50
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440347
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$215.67

Auction yield range:	11.20% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2005	Debt/Income ratio:	23%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$32,043	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	a-satisfying-hope	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cad
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I need to pay my credit card to lower my interest rates.I will be getting a raise from January and bonus,I will be able to pay off the loan in 6 months.

Monthly net income: 3600

Monthly expenses: $
??Housing: 1200
??Insurance: 75
??Car expenses: 100
??Utilities: 100
??Phone, cable, internet:110
??Food, entertainment:200
??Clothing, household expenses0
??Credit cards and other loans: 400
??Other expenses: 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440355
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1983	Debt/Income ratio:	9%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	6 / 2	Employment status:	Retired
Now delinquent:	0	Total credit lines:	29	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$604	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%
Delinquencies in last 7y:	22	Homeownership:	No
Inquiries last 6m:	0
Screen name:	robust-responsibility	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal bills and vacation
Purpose of loan:
This loan will be used to? personal and vacation

My financial situation:
I am a good candidate for this loan because?willing to put my car up as collateral

Monthly net income: $ 1600.00

Monthly expenses: $ 1000.00
??Housing: $ 0.00 ????
??Insurance: $ 50.00
??Car expenses: $ 50.00
??Utilities: $ 75.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 0.00
??Credit cards and other loans: $ 0.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440359
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.10%	Starting borrower rate/APR:	21.10% / 23.35%	Starting monthly payment:	$94.32

Auction yield range:	8.20% - 20.10%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1979	Debt/Income ratio:	33%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$11,349	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	49%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	okiemechanic	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	680-699 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-699 (Sep-2009) 620-639 (Aug-2009) 700-719 (Jul-2009) 700-719 (May-2009)
Principal balance:	$2,369.48	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Pay Down High Rate Debt!!!!!
Purpose of loan:
This loan will be used to?pay off high rate debt.? ?

My financial situation:
I am a good candidate for this loan because? I have sufficient income to meet my obligations, and my wife's income is going up again -- she makes about $1,500 per month?before taxes.? The income and expenses below reflect MY personal income and MY half of our joint expenses.?

Monthly net income: $ 2,494.00

Monthly expenses: $?1,212.00
??Housing: $?207
??Insurance: $?20
??Car expenses: $?200
??Utilities: $?100
??Phone, cable, internet: $?60
??Food, entertainment: $?200
??Clothing, household expenses $ 100
??Credit cards and other loans: $?250
??Other expenses: $ 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440363
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.98%	Starting borrower rate/APR:	14.98% / 17.15%	Starting monthly payment:	$173.28

Auction yield range:	4.20% - 13.98%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1979	Debt/Income ratio:	21%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	22y 11m
Amount delinquent:	$0	Revolving credit balance:	$473,243	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	platinum-castanets	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a Horse Trailer
Purpose of loan:
This loan will be used to? Purchase a 2003 Trails West Classic II Horse Trailer????

My financial situation:
I am a good candidate for this loan because? I allways pay my bill, long time employment, Homeowner

Monthly net income: $ 8000.00

Monthly expenses: $
??Housing: $ 1350.00
??Insurance: $ 150.00
??Car expenses: $ 750.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 125.00
??Food, entertainment: $?300.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 750.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440365
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1990	Debt/Income ratio:	42%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	22 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	19y 5m
Amount delinquent:	$0	Revolving credit balance:	$29,293	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	salesforce	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	640-659 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	640-659 (Nov-2009) 680-699 (Mar-2008) 700-719 (Feb-2008)
Principal balance:	$5,130.07	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
New home office for business
Purpose of loan:
This loan will be used to remodel my home to create an office for a new home business.
I have decided to go for a lower loan amount and do the work myself.

My financial situation:
I am a good candidate for this loan because I have a good job with the same company for over 19 years and?stable income.?I always pay all debts my on time. I currently have a loan with Prosper that will be paid back in little over a year. I have never missed a payment on this loan or been late. My credit score has taken a hit because I have closed account. I have never had a late payment toward any of my debt. I always pay ontime. I am applying for another loan through Prosper because I like know the loan will be paid off in 3 years or less and do not like paying interest to banks.

Monthly Income has increased from: $ 6833.00

Monthly expenses: $
??Housing: $?1764
??Insurance: $?250 My insurnace has increase for 2010 because of a?different car being added to my policy
??Car expenses: $?428?My car expenses for 2010 have increase because I has to replace a failing car
??Utilities: $ 195
??Phone, cable, internet: $ 89
??Food, entertainment: $ 600
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 950 These have increased because I am going to pay more toward my?debts
??School tuition for my son: $ 700.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440371
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1983	Debt/Income ratio:	22%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	24 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$69,769	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	integrity-prescription6	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off several small credit cards and retail credit accounts

My financial situation:
I am a good candidate for this loan because I alaways pay my debts and pay on time. I have a divorce related bankruptcy in 2004 to eliminate $150K of debt run up by former spouse.? Current financial situation is a result of extensive legal bills as a result?of?action taken in two states by former spouse.? All issues resolved with no possibility of revisitation by former spouse.?My pay raise goes into effect on 4 January 2010 which will increase my take-home income by approximately $500/month.? The credit report and picture is not a true indicator of my credit-worthiness.? It reflects the effects of several years of legal battles to keep my older son?as part of my family. As previsouly stated, we have language in our current court order to prevent the former spouse from initiating action again so we can now dig our way of of the financial hole the legal bills have created? (they have been paid off at the expense of my credit rating).

Retired Naval Officer who believes in honor courage and commitment. I provide for my family and will do nothing to put this family in?a position to compromise our financial stability despite the efforts of a litigious former spouse.? I am a man of my word and a man of honor and honor all debts I incur by the terms agreed to at the time of the loan.? Any delinquencies noted on my credit report previously were joint accounts with my former spouse. I was directed by legal counsel not to pay the bills she had incurred after the divorce proceedings had been initiated. In retrospect it was not the best option but former spouse had run up almost $150K in retail debt thanks to my formerly spotless credit record.

Monthly net income: $ 9600

Monthly expenses: $ 7510
??Housing: $ 2960
??Insurance: $ 150
??Car expenses: $ 1000?
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 1000
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 1200
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440377
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	21.95%	Starting borrower rate/APR:	22.95% / 25.23%	Starting monthly payment:	$502.89

Auction yield range:	8.20% - 21.95%	Estimated loss impact:	7.52%
Lender servicing fee:	1.00%	Estimated return:	14.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1999	Debt/Income ratio:	55%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	10 / 9	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,377	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Zeus09	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New car for a new graduate
Purpose of loan:
This loan will be used to purchase a new vehicle, I have had the same car for the past 7 years and before that it was my sisters for when she went to college, it is a 12 year old car.? The Jeep I have is on its last legs and I would like to be another Jeep, instead of putting money into an older car that could break down even if I fix the problems.

My financial situation:
I am a good candidate for this loan because I am employed and have a steady cash flow coming in.? I may not be making the most money right now however, I am still seeking additional opportunities that may offer more money than my current position.? I have a good credit history of making payments on all my bills and student loans that I have had to start paying recently.? I also recently graduated from Indiana University Kelley School of Business, which is a top tier business school, with a degree in finance and business economics, meaning that I am well educated and reliable as well.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440383
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$308.15

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-2001	Debt/Income ratio:	38%
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$4,783	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	104%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	runpaulone	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	620-639 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	600-619 (Feb-2008)
Principal balance:	$4,015.88	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Help! Interest Is Killing Me!
Purpose of loan:
I'd like to consolidate a few credit cards with interest rates that are NEVER-ENDING!?

My financial situation:
I am a second time borrower from Prosper, which might not look good, but for 2 years I've successfully paid each month and never been late!? How's that for a payment history!!!? Someone help me out of this mess!

Monthly net income: $900.00

Monthly expenses: $
??Housing: $500.00
??Insurance: $40.00
??Car expenses: $120.00 (Fuel)?
??Utilities: $50.00
??Phone, cable, internet: $0.00
??Food, entertainment: $200.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $485.00
??Other expenses: $0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440385
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1996	Debt/Income ratio:	48%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	0y 3m
Amount delinquent:	$225	Revolving credit balance:	$5,688	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	jj222	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?
Payoff payday loans
My financial situation:
I am a good candidate for this loan because?
I have a stable job with good income.? I have very low living expenses.
Monthly net income: $ 2722

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 200 gas
??Utilities: $ 0
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 500
??Other expenses: $ 350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440387
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1997	Debt/Income ratio:	155%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	12 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,007	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	ingenious-basis140	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Bills
Purpose of loan:
This loan will be used to? get rid of some bills that just need to be gone.

My financial situation:
I am a good candidate for this loan because? I am a very dependable and hard worker.????

Monthly net income: $
1700.00
Monthly expenses: $
??Housing: $800.00
??Insurance: $ 68.00
??Car expenses: $ 250.00
??Utilities: $
??Phone, cable, internet: $ 40.00
??Food, entertainment: $150.00
??Clothing, household expenses $
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440389
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$82.08

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1999	Debt/Income ratio:	24%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,628	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	16%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	zeus7	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off credit card debt.? I currently have 2 credit cards and one line of credit through Paypal.com that I would like to pay off.? The interest rates have risen in the last year or so, and it makes good sense to seek out a consolidation loan with a lower interest rate.

My financial situation:
I am a good candidate for this loan because I have good solid income, and I do not spend beyond my means.? My wife and I are very good with money, and we are not in a pinch.? We will need to make payments in order to pay off the 5k in credit card debt, and we would rather not pay the extremely high interest rates that we are paying through the credit card companies.?

Monthly net income: $
$3634 - net pay monthly.

Monthly expenses: $
??Housing: $ 1131
??Insurance: $ 320
??Car expenses: $ 736
??Utilities: $ 220
??Phone, cable, internet: $ 105
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440391
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.85%	Starting borrower rate/APR:	12.85% / 14.99%	Starting monthly payment:	$73.97

Auction yield range:	4.20% - 11.85%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1991	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$28,235	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wise-intelligent-rate	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help my son become an Officer!
Purpose of loan: I'm not giving up on this! My son is an Army Reservist and has been making full use of his education benefits, as his goal in life is to go active duty after he becomes an officer! To do this he needs a few more credit hours, then he will be eligible for the cadet program, meaning his school will be paid in full and he won't have to rely solely on his GI bill to make due. He is a hard working student so I wanted to give him a real present ( if not late now ) and help him finish off these last few credits! He's applied for many loans himself and refuses to ask me for help, but I'm going to do this anyways.

My financial situation:
?I am in a very stable financial situation and will have no issues paying this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440403
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.03%	Starting borrower rate/APR:	8.03% / 8.37%	Starting monthly payment:	$37.62

Auction yield range:	3.20% - 7.03%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jun-1985	Debt/Income ratio:	5%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	10y 8m
Amount delinquent:	$0	Revolving credit balance:	$10,525	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	handy-deal1	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
sons college
Purpose of loan:
This loan will be used to? help my son through college and help him move into a apartment

My financial situation:
I am a good candidate for this loan because?i have never been late on a payment ever, and my credit score is almost perfect
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440407
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$181.26

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-2004	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	9 / 9	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,208	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	105%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	smart-loot	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Debt from school
Purpose of loan:
This loan will be used to? Pay off student loan debt.

My financial situation:
I am a good candidate for this loan because?
I am months away from my career as a police officer
Monthly net income: $

Monthly expenses: $
??Housing: $ 300.00
??Insurance: $ 100.00????
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 98.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 5000.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440409
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.55%	Starting borrower rate/APR:	18.55% / 20.77%	Starting monthly payment:	$546.43

Auction yield range:	17.20% - 17.55%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	11 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	62	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$33,738	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	GradStudent34	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	700-719 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Expanding prospect for future
Purpose of loan:
To expand business and gain access to further opportunities.

My financial situation:
I am an intelligent business person with goals of growing my own Oil and Gas company. I currently own my own business that services several developement and exploration companies. It is easy to grow when you have good roots. With your help, I will be able to branch out and tap new opportunities.

Monthly net income: $
8000.00
Monthly expenses: $
??Housing: $ 800.00
??Insurance: $ 300.00
??Car expenses: $ 305.00
??Utilities: $?120.00
??Phone, cable, internet: $ 99.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440411
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,100.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$121.62

Auction yield range:	8.20% - 23.00%	Estimated loss impact:	7.04%
Lender servicing fee:	1.00%	Estimated return:	15.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1989	Debt/Income ratio:	12%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	7y 8m
Amount delinquent:	$0	Revolving credit balance:	$11,796	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	35%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	5
Screen name:	investment-force2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off other loans
Purpose of loan:
This loan will be used to? pay off other loans

My financial situation: I am a senior engineer working for a NASA center in CA. I have held this job for the last 7+ years. My annual income is ~ 100K.
I am a good candidate for this loan because I have never missed a payment on my other loans in the last 4 years. I am working to rebuild my credit record that had been hammered by a series of family problems in the past.

Monthly net income: $ 5800

Monthly expenses: $ 4300
??Housing: $ 1600
??Insurance: $ 100
??Car expenses: $ 350
??Utilities: $ 100
??Phone, cable, internet: $ 150
??Food, entertainment: $ 800
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 700
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440413
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$286.43

Auction yield range:	11.20% - 21.00%	Estimated loss impact:	10.51%
Lender servicing fee:	1.00%	Estimated return:	10.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2000	Debt/Income ratio:	78%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$18,818	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	aggresive-reward6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help! Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off credit cards. Recently, my interest rates were raised from a high of 13% to 29% and I will use the funds to pay off my two highest interest credit cards. If needed, I would be happy to submit a debt management plan and/or close any cards.

My financial situation:
My household income is more than $100,000, as my husband makes significantly more than I do! (I would be happy to provide tax returns to document this income.)? My husband pays for all of our insurance, cards, rent, food, etc. I save $300 per month with my income and use the rest to?pay approximately $222 in student loans and credit cards.

Thank you for your consideration and help.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440425
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$290.02

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1990	Debt/Income ratio:	43%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	26 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	21y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,787	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	engrossing-community3	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440449
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,100.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$185.47

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-2001	Debt/Income ratio:	40%
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	7y 8m
Amount delinquent:	$0	Revolving credit balance:	$11,018	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	pathomphone	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	620-639 (Latest)
Principal borrowed:	$7,499.00	< mo. late:	0 ( 0% )	660-679 (Mar-2008) 680-699 (Oct-2007)
Principal balance:	$4,037.95	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Refinance Prosper Debt
I am a good candidate for this loan because I am in the military and have a secure monthly income.

I've never been delinquent on my debts.... To payoff current Prosper loan...?I would like to lower my monthly debt payments.

Thank you for your interest... and have a great day!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440455
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.20%	Starting borrower rate/APR:	12.20% / 14.33%	Starting monthly payment:	$83.27

Auction yield range:	11.20% - 11.20%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1974	Debt/Income ratio:	20%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	21 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$23,645	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	SCCEL	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to to repay our daughter for a personal loan she gave us in 2007 ($2,500).??

My financial situation:
I am a good candidate for this loan because:??

I make $120,000 per year, plus a bonus that is not guaranteed of about $7,500.? Over the past 12 months I have successfully negotiated lower payments and interest rates from several of our unsecured creditors and from our second mortgage holder.? Our first mortgage payment will drop from $933 to $733 effective February 1, 2010.? My goal is have all of our personal debt paid off within 48 months.
Monthly net income: $7,702

Monthly expenses: $6,322
First mortgage 733 - effective February 1, 2010
Second mortgage $1316
Taxes $400
Directv $100
HOA $120
USAA $127
Verizon $130
Verizon Wireless $170
Leesburg Water $75
Dominion Electric $112
Medicine - CoPays $200
Life Insurance $520
Gas $150
Car Loan 339
Credit Card $1,495
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440473
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 29.84%	Starting monthly payment:	$82.19

Auction yield range:	11.20% - 26.50%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1997	Debt/Income ratio:	31%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	12y 11m
Amount delinquent:	$0	Revolving credit balance:	$17,720	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	auction-grid8	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Daughters' Books and Fees
Purpose of loan:
This loan will be used to? Help pay for daughters to purchase books and pay fees for the next two quarters so they can complete associate degrees.

My financial situation:
I am a good candidate for this loan because? I always make my payments on time and always pay more than the minimum.

Monthly net income: $ 3145

Monthly expenses: $ 2500
??Housing: $ 220
??Insurance: $ 0
??Car expenses: $ 400
??Utilities: $ 300
??Phone, cable, internet: $ 58
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $ 650
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440485
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$743.27

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1994	Debt/Income ratio:	35%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	7y 8m
Amount delinquent:	$0	Revolving credit balance:	$142,227	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	11
Screen name:	punctual-return4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodeling
Purpose of loan:

Remodel my bathroom(s) and kitchen

My financial situation:
I am good candidate because I am responsible borrower, and my income and job history has been stable.My credit history and credit show reflect the same.
Information in the Description is not verified.